UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Overseas Stock Fund	April 30, 2021
TROSX	Investor Class
PAEIX	Advisor Class
TROIX	I Class
TRZSX	Z Class

T. ROWE PRICE OVERSEAS STOCK FUND

HIGHLIGHTS

■	International stocks rallied in the six months ended April 30, 2021, as pandemic stimulus spending and the rollout of coronavirus vaccinations in many countries drove optimism about a global recovery.

■	The Overseas Stock Fund returned 31.45% in the first half of its fiscal year and outperformed the MSCI EAFE Index Net.

■	The market’s advance has made nearer-term upside potential less apparent in some stocks even as we continue to find attractive medium- to long-term investment opportunities.

■	We expect that gradual but substantial economic reopening will continue in the developed world and subsequently occur in emerging countries, and we seek to position the portfolio to take advantage of this view.

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CIO Market Commentary

Dear Shareholder

Global stock markets produced very strong returns during the first half of your fund’s fiscal year, the six-month period ended April 30, 2021, while rising yields weighed on returns for bond investors. Although the coronavirus continued to spread in many regions, the beginning of vaccine distributions led investors to look beyond negative headlines in anticipation of a strong economic recovery.

All major global and regional equity benchmarks recorded positive results during the period, and returns in the 20% to 40% range were common across developed and emerging markets. Reports of successful vaccine trials in November increased hopes for a return to normalcy in 2021 and spurred a rotation toward segments that had been beaten down in the initial phase of the pandemic.

After a long period of underperformance, value shares outperformed their growth counterparts during the six-month period, and sector leaders also changed. Energy stocks produced strong gains as oil prices rebounded to their highest level in more than two years, and financials also outperformed as banks benefited from rising longer-term interest rates and improved lending margins. Meanwhile, information technology and consumer discretionary companies, which had been the big winners in the early days of the pandemic, trailed wider benchmarks, although they continued to produce solid gains. A weaker U.S. dollar aided returns for U.S. investors in most regions.

Besides the rollout of vaccines, extraordinary fiscal and monetary support from global governments and central banks remained a key factor in providing a supportive backdrop for markets. In the U.S., President Joe Biden signed the American Rescue Plan Act—a $1.9 trillion program that included direct payments of up to $1,400 to most Americans—into law in March. Central banks kept short-term lending rates near or even below zero, and both the Federal Reserve and the European Central Bank emphasized that the time had not yet arrived for scaling back asset purchases designed to keep downward pressure on long-term interest rates.

Although some regions continued to be impacted by lockdowns, there were signs of a rebound in many economies. The International Monetary Fund increased its forecast for global growth in 2021 to 6%, which would mark the fastest growth rate since 1976, and corporate earnings reports were generally better than expected.

While stock investors looked favorably on the continued accommodative policies and positive economic news, bond investors became concerned about rising inflation. As a result, yields of longer-term Treasuries and other high-quality sovereign debt surged during the period, weighing on returns in many fixed income sectors. High yield bonds, which are less sensitive to interest rate changes, produced strong results though, and tax-free municipal bonds recorded positive returns as states received pandemic-related financial assistance from the federal government and state tax revenues held up better than expected.

As we look ahead, the widespread rollout of vaccines, very supportive monetary and fiscal policies, and the release of pent-up consumer demand could provide support for additional market gains. However, we are aware that there are risks in this environment. Valuations are expensive under all but the most optimistic scenarios. In addition, there are signs of speculation in markets, as shown by the rapid rise in cryptocurrencies and capital formation through less conventional vehicles.

During the tumultuous market volatility of February and March 2020, our portfolio managers remained rooted in company fundamentals and focused on the long term—identifying companies with balance sheets that appeared strong enough to get them to the other side of this pandemic was a particular focus. As we hopefully move forward to better days, our investment teams will continue to follow this approach, applying strong fundamental analysis as they seek out the best investments for your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital through investments in the common stocks of non-U.S. companies.

FUND COMMENTARY

How did the fund perform in the past six months?

The Overseas Stock Fund returned 31.45% in the six months ended April 30, 2021. The fund outperformed the MSCI EAFE Index Net, which returned 28.84%. (Returns for the Advisor, I, and Z Class shares will vary due to their different fees. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Your fund’s top contributors in our fiscal first half were chiefly cyclical sector stocks as investors rotated into economically sensitive names in anticipation of stronger global growth following news of COVID-19 vaccine breakthroughs in November. Shares of Magna International, a top-tier Canadian automotive supplier, rose strongly as consumers’ demand for cars rebounded, first in China and then increasingly in North America. Magna is gaining business across various subsystems, including advanced driver assistance systems, and is growing its contract vehicle assembly work. Natural resources companies contributed to returns as economies worldwide began to reopen from coronavirus lockdowns, driving commodity prices to multiyear highs. Our positions in Chilean copper miner Antofagasta and Australia’s IGO were key contributors. Both have exposure to metals that are important for electrification. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Information technology holdings helped performance, led by our position in Taiwan Semiconductor Manufacturing Company (TSMC). The company is the global leader in producing increasingly powerful processing chips used in a growing number of applications and products. TSMC’s shares rose to record levels amid pandemic-driven demand for advanced chips used in items ranging from data centers to game consoles, placing the company at the center of a global chip shortage that has persisted as economies start to reopen.

Turning to detractors, our positions in consumer products giants Nestle and Unilever and Japanese drugmaker Astellas Pharma weighed on relative returns as their modest share price gains lagged the broader market rally led by cyclical sector stocks. Alibaba Group was a significant detractor after the Chinese e-commerce company found itself the target of an unprecedented regulatory offensive, starting with the suspension of the initial public offering of its online finance unit Ant Financial in November and culminating in a record $2.8 billion antitrust fine in April. Alibaba’s shares lost roughly a quarter of their value amid worries that tighter government oversight would dampen the company’s future revenue growth and profitability.

How is the fund positioned?

The Overseas Stock Fund is overweight to sectors where our bottom-up stock selection, based on the research of T. Rowe Price’s global analyst team, finds particularly attractive combinations of business fundamentals and valuation. At the end of April, information technology and financials accounted for the largest overweight sectors compared with our benchmark, the MSCI EAFE Index Net. Technology stocks have become more expensive; however, given our expectations for strong secular growth in our holdings, we believe prices are still reasonably favorable. Conversely, industrials and business services and utilities were the largest underweights. While we own large positions in some quality industrials such as Siemens and like the sector’s fundamentals, we are put off by valuations that, in many cases, are as or more expensive than ever. We are also overweight health care. We believe pharmaceutical stocks offer good prospects for growth at generally inexpensive valuations and should exhibit solid defensive characteristics in a market correction.

We were selective in our purchases as we sought to exploit opportunities afforded by economies reopening after the coronavirus pandemic. Two of our largest purchases were in pharmaceuticals, which lagged the broader market as investors rotated out of defensive names. We bought AstraZeneca after the UK drugmaker was subject to negative reports about the safety and efficacy of its COVID-19 vaccine following data reporting missteps. AstraZeneca has built a promising drug pipeline offering a high level of visibility into future revenue growth over the next decade. We think that the overhang from vaccine setbacks will prove temporary, and we took advantage of its share weakness to start a position. We also added to our position in French drugmaker Sanofi. We believe that Sanofi has a good margin improvement opportunity and strong revenue growth prospects, driven by its bestselling eczema treatment Dupixent and other potential blockbusters in its pipeline. In the materials sector, we purchased Akzo Nobel, a Dutch maker of decorative paints and industrial coatings. Akzo Nobel operates in a relatively attractive industry and has recently improved its operational execution and capital allocation policies. Concerns over rising raw material prices and the proposed takeover of a rival (which the company subsequently withdrew) weighed on its shares earlier this year, offering an attractive entry point to start a position.

Turning to sales, we trimmed positions in several companies after strong share performance, including Canadian auto supplier Magna International, Dutch chipmaker NXP Semiconductors, and South Korean technology group Samsung Electronics. We reduced their position sizes for risk management purposes, but all remain top holdings. We eliminated CK Hutchison, a Hong Kong-based conglomerate whose businesses span ports, retail, and telecommunications. Our hopes for increased shareholder returns through better capital management proved overly optimistic as CK Hutchison has prioritized deal-making over capital returns in the near term. Moreover, the company’s retail and telecoms businesses face greater competition and regulatory headwinds, reducing its return potential.

What is portfolio management’s outlook?

Since our last update six months ago, we are pleased that two of our forecasts on broader issues affecting international equities have begun to play out. First, value stocks outperformed growth during the period, including good performance in sectors such as financials. This is but a blip of a reversal in the massive outperformance of growth over the past decade. However, beyond the unusually large bottom-up valuation gap, there are top-down reasons to believe that value shares could continue to do relatively well. If and as global central banks reduce—let alone reverse—their extraordinary monetary stimulus, a rise in interest rates would cause the more prospective earnings and cash flows of growth stocks to be discounted to a greater extent, reducing their market premiums, all else being equal. This could occur if monetary policymakers finally deem they have done enough or because the inflation becoming evident as we write proves more than “transitory” and forces their hands. Economic reopening should also be conducive to value shares, which are generally more exposed to cyclical effects.

That leads us to the second possibility that we raised in our prior letter: COVID-19 vaccines have arrived and are working their magic. Rapid rollouts in the UK and the U.S. are causing cases to plummet and allowing economic reopening. As of this writing, Europe is quickly catching up, while Japan and most emerging markets are further behind. However, we are hopeful that vaccine availability and distribution will accelerate into 2022 and are cautiously optimistic that existing vaccines will prove acceptably protective against variants. We expect that gradual but substantial economic reopening will continue in the developed world and subsequently occur in emerging countries, and we continue to position the portfolio to take advantage of this view. We expect leisure travel especially to rebound and believe that pandemic-fueled e-commerce will show varying degrees of surprising resilience in some cases and growth slowdowns in others, depending on the sector.

Our longer-term outlook remains cautious due to the potential side effects of the massive monetary and fiscal stimulus packages implemented during the pandemic. The severity of the coronavirus-driven downturn has warranted a forceful policy response. However, the longer governments maintain—and in the case of the U.S. drastically increase—huge fiscal deficits and central banks employ unprecedented massive monetary easing, the greater the risks of moral hazard, inflation, misallocated capital, and reduced productivity in future years. We believe there is no free lunch. Whether the macro picture is foul or fair, we will as always seek to engage the insights of our fundamental research platform and rely on our disciplined investment process as we strive to generate solid performance for our shareholders.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

PRINCIPAL RISKS

International investing. Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Sector exposure. At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a broadly related group of industries within the same economic sector. Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

BENCHMARK INFORMATION

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/21
Nestle, Switzerland	2.9%
Taiwan Semiconductor Manufacturing Company, Taiwan	2.2
Siemens, Germany	2.1
Unilever, United Kingdom	1.9
Koninklijke Philips, Netherlands	1.7
Samsung Electronics, South Korea	1.6
Nippon Telegraph & Telephone, Japan	1.6
Roche Holding, Switzerland	1.5
ASML Holding, Netherlands	1.5
Sanofi, France	1.4
Novartis, Switzerland	1.4
AXA, France	1.4
Munich Re, Germany	1.3
Toyota Motor, Japan	1.2
Astellas Pharma, Japan	1.1
DNB, Norway	1.1
L'Oreal, France	1.0
Magna International, Canada	1.0
LM Ericsson, Sweden	1.0
Sun Life Financial, Canada	1.0
National Bank of Canada, Canada	0.9
NXP Semiconductors, United States	0.9
AstraZeneca, United Kingdom	0.9
Broadcom, United States	0.9
Mitsubishi Electric, Japan	0.9
Total	**34.4%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Z Class

	6 Months Ended 4/30/21	3/16/20[1] Through 10/31/20
NET ASSET VALUE		
Beginning of period	$ 10.12	$ 7.56
Investment activities		
Net investment income[2][3]	0.16	0.17
Net realized and unrealized gain/loss	3.06	2.39[4]
Total from investment activities	3.22	2.56
Distributions		
Net investment income	(0.24)	–
NET ASSET VALUE		
End of period	**$ 13.10**	**$ 10.12**

Ratios/Supplemental Data		
Total return[3][5]	32.07%	33.86%
Ratios to average net assets:[3]		
Gross expenses before waivers/payments by Price Associates	0.65%[6]	0.66%[6]
Net expenses after waivers/payments by Price Associates	0.00%[6]	0.00%[6]
Net investment income	2.60%[6]	2.73%[6]
Portfolio turnover rate	3.0%	13.4%
Net assets, end of period (in millions)	$11,085	$9,009

[1] Inception date
[2] Per share amounts calculated using average shares outstanding method.
[3] See Note 7 for details of expense-related arrangements with Price Associates.
[4] The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
[5] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
[6] Annualized

The accompanying notes are an integral part of these financial statements.

April 30, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)		
AUSTRALIA 3.6%		
Common Stocks 3.6%		
Australia & New Zealand Banking Group	4,870,697	107,468
BHP Group	1,842,384	67,055
Challenger	9,212,896	36,163
IGO	26,008,085	148,611
Macquarie Group	863,177	106,397
Rio Tinto	639,579	59,446
Scentre Group	26,297,559	55,041
South32	29,574,827	65,110
Worley	10,641,321	88,301
Total Australia (Cost $607,537)		**733,592**
AUSTRIA 0.4%		
Common Stocks 0.4%		
Erste Group Bank (1)	2,136,483	75,935
Total Austria (Cost $61,842)		**75,935**
BELGIUM 0.5%		
Common Stocks 0.5%		
Umicore (2)	1,756,779	106,747
Total Belgium (Cost $47,805)		**106,747**
BRAZIL 0.1%		
Common Stocks 0.1%		
XP, Class A (USD) (1)	605,564	23,980
Total Brazil (Cost $18,246)		**23,980**
CANADA 3.6%		
Common Stocks 3.6%		
Element Fleet Management	11,480,743	140,573
Magna International (USD)	2,204,832	208,180
National Bank of Canada	2,669,985	194,110
Sun Life Financial	3,649,605	196,888
Total Canada (Cost $428,545)		**739,751**

CHILE 0.8%		
Common Stocks 0.8%		
Antofagasta (GBP)	6,622,908	170,607
Total Chile (Cost $75,041)		**170,607**
CHINA 1.6%		
Common Stocks 1.6%		
Alibaba Group Holding, ADR (USD) (1)	241,238	55,714
Beijing Enterprises Holdings (HKD)	10,937,000	35,676
PICC Property & Casualty, Class H (HKD)	89,346,000	87,469
Ping An Insurance Group, H Shares (HKD)	6,916,500	75,406
Tencent Holdings (HKD)	896,500	71,516
Total China (Cost $222,752)		**325,781**
DENMARK 0.2%		
Common Stocks 0.2%		
Novo Nordisk, Class B	579,814	42,771
Total Denmark (Cost $27,660)		**42,771**
FINLAND 1.4%		
Common Stocks 1.4%		
Sampo, A Shares	3,815,052	180,965
Stora Enso, R Shares	5,980,924	114,430
Total Finland (Cost $204,765)		**295,395**
FRANCE 10.0%		
Common Stocks 10.0%		
Air Liquide	812,305	136,794
AXA (2)	9,970,094	281,606
BNP Paribas (1)	2,869,912	184,012
Engie (1)	11,568,980	172,325
EssilorLuxottica	683,660	113,788
Ipsen	661,710	63,971
Kering	139,568	111,838
L'Oreal (2)	524,159	214,628
Legrand	951,854	92,653
Safran (1)	656,740	98,057

Sanofi (2)	2,835,173	297,246
Teleperformance	256,845	99,179
TOTAL	4,196,196	185,463
Total France (Cost $1,646,065)		**2,051,560**

GERMANY 9.8%

Common Stocks 9.8%

BASF	1,485,124	119,688
Bayer	2,764,722	178,901
Covestro	1,357,189	88,759
Evotec (1)(2)	1,644,616	68,410
Fresenius	2,901,392	142,601
KION Group	1,528,239	152,285
Knorr-Bremse	598,883	73,409
Munich Re	895,575	258,762
SAP	1,149,374	160,936
Siemens	2,596,945	433,261
Siemens Healthineers	2,091,145	119,502
Stroeer (2)	814,797	69,440
Zalando (1)	1,361,216	141,565
Total Germany (Cost $1,666,516)		**2,007,519**

HONG KONG 0.5%

Common Stocks 0.5%

AIA Group	5,667,200	71,931
Samsonite International (1)	21,164,100	39,169
Total Hong Kong (Cost $80,947)		**111,100**

INDIA 0.4%

Common Stocks 0.4%

Housing Development Finance	2,619,895	85,781
Total India (Cost $61,797)		**85,781**

IRELAND 0.5%

Common Stocks 0.5%

DCC (GBP)	1,131,552	98,184
Total Ireland (Cost $68,308)		**98,184**

ITALY 1.8%		
Common Stocks 1.8%		
Intesa Sanpaolo (1)	27,181,537	75,780
Moncler (1)	2,021,437	123,895
Prysmian	3,382,558	105,829
Telecom Italia	94,802,043	55,607
Total Italy (Cost $289,891)		**361,111**

JAPAN 20.7%		
Common Stocks 20.7%		
Asahi Kasei	10,085,100	106,241
Astellas Pharma	14,985,800	225,552
Central Japan Railway	527,400	77,270
CyberAgent	7,142,300	146,577
Denso	1,349,900	87,275
Electric Power Development	3,412,300	54,706
Hamamatsu Photonics	1,702,500	98,681
Honda Motor	1,704,600	50,831
Kirin Holdings	2,857,600	53,664
Mitsubishi	3,083,900	85,272
Mitsubishi Electric	12,057,500	185,786
Mitsubishi HC Capital	9,097,200	52,283
Mitsubishi UFJ Financial Group	16,288,800	86,658
Mitsui Fudosan	6,794,600	147,710
Murata Manufacturing	1,777,500	141,324
Nippon Telegraph & Telephone	12,634,500	318,552
NTT Data	10,459,300	162,861
Omron	916,300	69,388
Otsuka Holdings	2,646,900	101,441
Panasonic	8,282,300	97,251
Pola Orbis Holdings	1,141,400	29,559
Recruit Holdings	2,886,900	130,163
Renesas Electronics (1)	5,425,300	63,195
Seven & i Holdings	3,796,500	163,918
SMC	87,800	51,019
SoftBank Group	1,173,400	105,736
Sony Group	1,489,200	148,889
Stanley Electric	2,556,600	73,186
Sumitomo	6,736,100	91,537
Sumitomo Mitsui Trust Holdings	1,968,667	67,097
Sumitomo Rubber Industries	2,964,700	36,726
Suzuki Motor	1,986,400	75,377

Takeda Pharmaceutical, ADR (USD) (2)	2,746,774	45,871
TechnoPro Holdings	1,204,600	88,588
THK	1,851,000	63,146
Tokio Marine Holdings	2,985,900	143,195
Tokyo Electron	318,300	144,568
Tosoh	995,100	17,638
Toyota Motor	3,288,800	246,082
Welcia Holdings	1,240,900	38,712
Z Holdings	14,036,400	64,740
Total Japan (Cost $3,210,457)		**4,238,265**

NETHERLANDS 4.7%

Common Stocks 4.7%

Akzo Nobel	1,161,645	139,477
ASML Holding	462,299	300,098
ING Groep	13,499,269	172,453
Koninklijke Philips (1)	6,333,173	358,098
Total Netherlands (Cost $543,898)		**970,126**

NORWAY 2.5%

Common Stocks 2.5%

DNB	10,204,304	218,844
Equinor	8,107,090	163,705
Storebrand	13,923,129	132,898
Total Norway (Cost $409,035)		**515,447**

SINGAPORE 1.6%

Common Stocks 1.6%

DBS Group Holdings	3,441,200	77,121
United Overseas Bank	6,042,300	120,440
Wilmar International	32,027,600	125,344
Total Singapore (Cost $234,105)		**322,905**

SOUTH KOREA 2.5%

Common Stocks 2.5%

Coupang (USD) (1)(2)	498,550	20,889
KT	2,131,100	54,234
NAVER	343,841	110,725

Samsung Electronics	4,465,678	325,483
Total South Korea (Cost $223,299)		**511,331**
SPAIN 0.3%		
Common Stocks 0.3%		
Amadeus IT Group, A Shares (1)	839,017	57,136
Total Spain (Cost $37,878)		**57,136**
SWEDEN 2.5%		
Common Stocks 2.5%		
Autoliv, SDR (1)(2)	866,386	87,638
Elekta, B Shares (2)	6,596,437	88,213
LM Ericsson, B Shares	14,963,972	205,517
Svenska Handelsbanken, A Shares	10,899,413	126,218
Total Sweden (Cost $406,518)		**507,586**
SWITZERLAND 8.0%		
Common Stocks 8.0%		
ABB	5,496,103	178,525
Alcon (1)	713,676	53,605
Barry Callebaut	36,310	80,169
Nestle	5,065,559	604,477
Novartis	3,306,411	282,157
Roche Holding	956,503	311,969
Zurich Insurance Group	327,435	134,333
Total Switzerland (Cost $1,204,162)		**1,645,235**
TAIWAN 2.4%		
Common Stocks 2.4%		
Largan Precision	493,000	54,540
Taiwan Semiconductor Manufacturing	21,229,089	447,076
Total Taiwan (Cost $138,689)		**501,616**
UNITED KINGDOM 16.0%		
Common Stocks 16.0%		
Amcor, CDI (AUD)	6,293,699	73,468

Ashtead Group	2,304,474	148,065
ASOS (1)	2,319,017	167,180
AstraZeneca, ADR (USD) (2)	3,547,900	188,287
Aviva	17,315,264	95,728
BHP Group	5,340,168	160,818
Bunzl	1,952,626	62,782
Close Brothers Group	1,744,003	38,255
Compass Group (1)	5,612,925	122,105
Diageo	3,548,080	159,278
Direct Line Insurance Group	8,764,215	34,485
GlaxoSmithKline, ADR (USD) (2)	3,289,630	122,835
Great Portland Estates	9,287,868	88,902
Johnson Matthey	3,368,801	151,173
Kingfisher (1)	32,572,896	160,802
Lloyds Banking Group	171,718,455	107,681
Meggitt (1)	21,251,501	136,707
Melrose Industries	60,996,161	137,314
National Grid	10,167,090	128,162
Next (1)	1,000,217	107,790
Persimmon	2,539,990	109,881
Royal Dutch Shell, Class B, ADR (USD)	1,949,137	69,799
Standard Chartered	6,046,053	43,374
THG (1)	2,296,003	19,653
Unilever	6,700,158	392,476
Vodafone Group, ADR (USD) (2)	6,369,704	120,706
WPP	10,443,437	140,800
Total United Kingdom (Cost $3,021,388)		**3,288,506**

UNITED STATES 1.8%

Common Stocks 1.8%

Broadcom	409,114	186,638
NXP Semiconductors	979,459	188,556
Total United States (Cost $104,425)		**375,194**

SHORT-TERM INVESTMENTS 1.2%

Money Market Funds 1.2%

T. Rowe Price Government Reserve Fund, 0.02% (3)(4)	238,374,329	238,374
Total Short-Term Investments (Cost $238,374)		**238,374**

The accompanying notes are an integral part of these financial statements.

April 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS

($000s)

		6 Months Ended 4/30/21		Year Ended 10/31/20
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	224,078	$	327,179
Net realized gain (loss)		497,342		(583,753)
Change in net unrealized gain / loss		4,485,756		(703,770)
Increase (decrease) in net assets from operations		5,207,176		(960,344)
Distributions to shareholders				
Net earnings				
Investor Class		(64,932)		(235,379)
Advisor Class		(278)		(1,029)
I Class		(73,605)		(144,150)
Z Class		(211,756)		-
Decrease in net assets from distributions		(350,571)		(380,558)
Capital share transactions*[1]				
Shares sold				
Investor Class		528,802		2,469,841
Advisor Class		25,231		72,379
I Class		941,158		1,639,536
Z Class		696,399		8,556,670
Shares issued in connection with fund acquisition - I Class		-		22,327
Distributions reinvested				
Investor Class		63,282		232,126
Advisor Class		278		1,029
I Class		62,288		127,318
Z Class		211,756		-
Shares redeemed				
Investor Class		(1,149,158)		(7,441,522)
Advisor Class		(56,843)		(64,914)
I Class		(787,025)		(3,917,975)
Z Class		(1,459,034)		(1,041,383)
Increase (decrease) in net assets from capital share transactions		(922,866)		655,432

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Overseas Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments in the common stocks of non-U.S. companies. The fund has four classes of shares: the Overseas Stock Fund (Investor Class), the Overseas Stock Fund–Advisor Class (Advisor Class), the Overseas Stock Fund–I Class (I Class) and the Overseas Stock Fund–Z Class (Z Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor, I and Z Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended April 30, 2021, the fund realized $270,550,000 of net gain on $664,657,000 of in-kind redemptions.

Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value  The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund's own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending  The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2021, the value of loaned securities was $876,801,000; the value of cash collateral and related investments was $915,627,000.

Other Purchases and sales of portfolio securities other than short-term  securities aggregated $576,029,000 and $1,856,341,000, respectively, for the six months ended April 30, 2021.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/ tax differences to reflect tax character but are not adjusted for temporary differences.

The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of October 31, 2020, the fund had $927,052,000 of available capital loss carryforwards.

At April 30, 2021, the cost of investments for federal income tax purposes was $16,210,742,000. Net unrealized gain aggregated $5,108,614,000 at period-end, of which $5,930,381,000 related to appreciated investments and $821,767,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 6 - ACQUISITION

On September 21, 2020, the fund acquired substantially all of the assets of the Institutional International Core Equity Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated May 4, 2020. The acquired fund was available generally only to institutional investors and required an initial investment of $1,000,000; the same as the fund’s I Class investment minimum. The acquired fund and fund shared substantially similar investment strategies and the I Class of the fund offered a lower net expense ratio than that of the acquired fund. Accordingly, it no longer made sense to offer both funds. The Boards of the acquired fund and the fund approved the reorganization and, the Board of the acquired fund approved its liquidation and dissolution. The acquisition was accomplished by a tax-free exchange of 2,075,000 shares of the fund with a value of $22,327,000 for all 1,785,000 shares of the acquired fund then outstanding, with the same value. The exchange was based on values at the close of the NYSE on the immediately preceding business day, September 18, 2020. The net assets of the acquired fund at that date included $4,071,000 of unrealized appreciation and $1,592,000 of net realized losses carried forward for tax purposes to offset distributable gains realized by the fund in the future. Assets of the acquired fund, including securities of $20,804,000, cash of $1,189,000, receivables and other assets of $364,000, and payables of $30,000, were combined with those of the fund, resulting in aggregate net assets of $17,852,585,000 immediately after the acquisition.

Pro forma results of operations of the combined entity for the entire year ended October 31, 2020, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At April 30, 2021, the effective annual group fee rate was 0.28%. Effective September 1, 2020, Price Associates agreed to permanently waive a portion of the fund’s annual investment management fee in order to limit the fund’s management fees to 0.65% of the fund’s average daily net assets. This agreement can only be modified or terminated with approval by the fund’s shareholders. The fund has no obligation to repay fees waived under this arrangement. No management fees were waived under this arrangement for the six months ended April 30, 2021.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Effective September 1, 2020, the I Class was also subject to a contractual expense limitation through February 28, 2021. During the limitation period, Price Associates was required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed 0.75%. The I Class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. No management fees were waived or any expenses paid under this particular arrangement during the six months ended April 30, 2021.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended April 30, 2021 as indicated in the table below. At April 30, 2021, there were no amounts subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the six months ended April 30, 2021, expenses incurred pursuant to these service agreements were $32,000 for Price Associates; $236,000 for T. Rowe Price Services, Inc.; and $56,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2021, the fund was charged $32,000 for shareholder servicing costs related to the college savings plans, of which $27,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At April 30, 2021, approximately 9% of the outstanding shares of the I Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price Funds for the purpose of exercising management or control. Prior to March 24, 2021, pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds were borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. These special servicing arrangements between the fund and the Spectrum Funds terminated on March 24, 2021. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2021, the fund was allocated $71,000 of Spectrum Funds’ expenses. Of these amounts, $28,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At April 30, 2021, approximately 2% of the outstanding shares of the Z Class were held by the Spectrum Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At April 30, 2021, approximately 98% of the Z Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of April 30, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 4,116,049 shares of the Investor Class, representing 1% of the Investor Class's net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Effective January 1, 2020, Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the six months ended April 30, 2021, this reimbursement amounted to $86,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 8 - BORROWING

To provide temporary liquidity, the fund may borrow from other T. Rowe Price-sponsored mutual funds under an interfund borrowing program developed and managed by Price Associates. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended April 30, 2021, the fund incurred less than $1,000 in interest expense related to outstanding borrowings on one day in the average amount of $9,400,000 and at an average annual rate of 1.68%. At April 30, 2021, there were no borrowings outstanding.

NOTE 9 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

NOTE 10 - SUBSEQUENT EVENT

Effective May 1, 2021, Price Associates has contractually agreed, at least through February 28, 2023, to waive a portion of its management fee so that an individual fund fee of 0.2975% is applied to the fund’s average daily net assets that are equal to or greater than $25 billion. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board. Any fees waived under this agreement are not subject to reimbursement to Price Associates by the fund.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2020, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a contractual expense limitation agreed to by the Advisor with respect to the I Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups.

Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the second quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the third quintile (Investor Class Expense Group and Expense Universe) and first quintile (Advisor Class Expense Group), and the fund’s total expenses ranked in the first and second quintiles (Investor Class Expense Group) and first quintile (Expense Universe and Advisor Class Expense Group).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	June 16, 2021